Exhibit 99.2

August 7, 2017 Management Presentation Second Quarter 2017 Results

1 FORWARD LOOKING STATEMENTS & OTHER INFORMATION This presentation, including our “ 2017 Financial Outlook”, contains forward - looking statements . The Company’s representatives may also make forward - looking statements orally from time to time . Statements in this presentation that are not historical facts, including statements about the Company’s beliefs and expectations, earnings guidance, recent business and economic trends, potential acquisitions, and estimates of amounts for redeemable noncontrolling interests and deferred acquisition consideration, constitute forward - looking statements . These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined below . Forward - looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any . Forward - looking statements involve inherent risks and uncertainties . A number of important factors could cause actual results to differ materially from those contained in any forward - looking statements . Such risk factors include, but are not limited to, the following : • risks associated with severe effects of international, national and regional economic conditions ; • the Company’s ability to attract new clients and retain existing clients; • the spending patterns and financial success of the Company’s clients; • the Company’s ability to retain and attract key employees; • the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent pa yme nt obligations when due and payable, including but not limited to those relating to redeemable noncontrolling interests and deferred acquisition consideration; • the successful completion and integration of acquisitions which compliment and expand the Company’s business capabilities; • foreign currency fluctuations; and • risks associated with the one Canadian securities class action litigation claim. The Company’s business strategy includes ongoing efforts to engage in acquisitions of ownership interests in entities in the marketing communications services industry . The Company intends to finance these acquisitions by using available cash from operations and through incurrence of bridge or other debt financing, either of which may increase the Company’s leverage ratios, or by issuing equity, which may have a dilutive impact on existing shareholders proportionate ownership . At any given time the Company may be engaged in a number of discussions that may result in one or more acquisitions . These opportunities require confidentiality and may involve negotiations that require quick responses by the Company . Although there is uncertainty that any of these discussions will result in definitive agreements or the completion of any transactions, the announcement of any such transaction may lead to increased volatility in the trading price of the Company’s securities . Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Annual Report on Form 10 - K under the caption “Risk Factors” and in the Company’s other SEC filings .

2 SECOND QUARTER 2017 SUMMARY » Solid business fundamentals continuing into the second quarter » Organic growth approx. 5x peer average, including steady strength in the U.S., reacceleration Internationally, and broad gains across client industry verticals » Adjusted EBITDA margin impacted by increased billable pass - through costs, revenue recognition timing, investment in emerging growth initiatives, and costs related to robust new business activity; margin up modestly on a net basis » Forward visibility bolstered by new business success and pipeline, and growing relationships with our largest clients » Strong cash generation, including seasonal benefit from working capital » Significant acquisition - related payments reduces our deferred consideration and minority interest to the lowest level in over five years » Updated 2017 financial guidance to approximately 7% organic revenue growth and approximately 60 basis points increase in Adjusted EBITDA margin; on track to achieve 2017 profit targets Note: See appendix for definitions of non - GAAP measures

3 » Revenue increased 15.9% to $390.5 million from $337.0 million » Organic revenue growth of 11.7%, including a 360 basis points benefit from increased billable pass - through costs » Net income attributable to MDC Partners common shareholders increased to $9.3 million from $0.8 million last year 1 » Adjusted EBITDA increased 12.2% to $47.0 million from $41.9 million, with margins of 12.0% versus 12.4% a year ago » Net new business wins of $26.0 million SECOND QUARTER 2017 FINANCIAL HIGHLIGHTS 1 Revised due to the correction of prior period financial statements relating to the Company’s deferred tax liability and incom e t ax expense. Note: See appendix for definitions of non - GAAP measures

4 » Revenue increased 13.8% to $735.2 million from $646.1 million » Organic revenue growth of 8.7%, including a 210 basis points benefit from increased billable pass - through costs » Net loss attributable to MDC Partners common shareholders improved to ($1.7) million ($22.8) million last year 1 » Adjusted EBITDA increased 10.8% to $82.8 million from $74.7 million, with margins of 11.3% versus 11.6% a year ago » Net new business wins of $51.6 million FIRST HALF 2017 FINANCIAL HIGHLIGHTS 1 Revised due to the correction of prior period financial statements relating to the Company’s deferred tax liability and incom e t ax expense. Note: See appendix for definitions of non - GAAP measures

5 CONSOLIDATED REVENUE AND EARNINGS 1 Revised due to the correction of prior period financial statements relating to the Company’s deferred tax liability and incom e t ax expense. Note: Actuals may not foot due to rounding. (US$ in millions, except percentages) 2017 2016 (1) 2017 (1) 2016 (1) Revenue 390.5$ 337.0$ 15.9% 735.2$ 646.1$ 13.8 % Operating expenses Cost of services sold 267.8 228.8 17.0% 505.4 440.3 14.8 % Office and general expenses 85.6 72.7 17.7% 173.4 150.5 15.2 % Depreciation and amortization 10.8 11.4 (5.9) % 21.7 22.7 (4.4) % Operating profit 26.4 24.1 9.6% 34.8 32.6 6.6 % Other, net 6.6 0.0 9.2 15.5 Interest expense and finance charges (15.7) (17.2) (32.5) (32.7) Loss on redemption of notes - - - (33.3) Interest income 0.2 0.2 0.4 0.4 Income tax (expense) benefit (4.6) (4.7) (8.6) (3.1) Equity in earnings (losses) of non-consolidated affiliates 0.6 (0.3) 0.5 (0.1) Net income (loss) 13.5 2.1 3.8 (20.7) Net income attributable to non-controlling interests (2.2) (1.3) (3.1) (2.1) Accretion on convertible preference shares (1.9) - (2.4) - Net income (loss) attributable to MDC Partners Inc. common shareholders 9.3$ 0.8$ (1.7)$ (22.8)$ % Change Three Months Ended June 30, Six Months Ended June 30, % Change

6 » Organic revenue growth of 11.7% in Q2, favorably impacted by 360 basis points from increased billable pass - through costs incurred on clients’ behalf REVENUE SUMMARY 1 Non - GAAP Acquisitions (Dispositions), net consists of $19.9 million of Acquisitions and $0.7 million of Dispositions for the thr ee months ended June 30, 2017. Note: Actuals may not foot due to rounding. (US$ in millions, except percentages) Revenue $ % Change Revenue $ % Change June 30, 2016 $337.0 $646.1 Foreign Exchange (5.1) (1.5%) (7.0) (1.1%) Non-GAAP Acquisitions (Dispositions), net (1) 19.3 5.7% 39.6 6.1% Organic Revenue Growth (Decline) 39.3 11.7% 56.5 8.7% Total Change 53.5 15.9% 89.1 13.8% June 30, 2017 $390.5 $735.2 Three Months Ended Six Months Ended

7 REVENUE BY GEOGRAPHY » Organic growth: +11.5% in the U.S. and +28.5% outside of North America » Canada organic decline entirely due to decreased billable pass - through revenue Note: Actuals may not foot due to rounding (US$ in millions, except percentages) Total Total Organic Revenue Total Total Organic Revenue Revenue Growth Growth (Decline) Revenue Growth Growth (Decline) United States $304.5 11.5% 11.5% $579.1 10.3% 10.3% Canada 30.6 (9.0%) (2.5%) 57.1 (8.0%) (4.8%) North America 335.0 9.3% 10.0% 636.2 8.3% 8.7% Other 55.5 82.3% 28.5% 99.0 68.2% 9.4% Total $390.5 15.9% 11.7% $735.2 13.8% 8.7% Three Months Ended June 30, 2017 Six Months Ended June 30, 2017

8 Year - over - Year Growth by Category » Best performing sectors: Communications, Food & Beverage, Financials » Top 10 clients increased to 24.6% of revenue vs 23.6% a year ago (largest <5%) » Strong existing client growth: top 25 clients increased at faster rate than total REVENUE BY CLIENT INDUSTRY Q2 2017 2017 YTD Above 10% Communications, Food & Beverage, Financials Communications, Food & Beverage, Financials, Automotive 0% to 10% Consumer Products, Automotive, Healthcare, Retail, Transportation & Travel Consumer Products, Retail, Healthcare, Transportation & Travel Below 0% Technology Technology * Excludes discontinued operations Note: Actuals may not foot due to rounding. Year - over - year category growth shown on a reported basis. Q2 2017 Mix

# ADJUSTED EBITDA

(US$ in millions, except percentages)

| | Three Months Ended June 30, 2017 | Three Months Ended June 30, 2016 (1) | % Change | Six Months Ended June 30, 2017 | Six Months Ended June 30, 2016 (1) | % Change |
|---|---|---|---|---|---|---|
| Revenue | $ 390.5 | $ 337.0 | | $ 735.2 | $ 646.1 | |
| Net income attributable to MDC Partners Inc. | 11.3 | 0.8 | | 0.7 | (22.8) | |
| Adjustments to reconcile to operating profit (loss): | | | | | | |
| Net income attributable to the noncontrolling interests | 2.2 | 1.3 | | 3.1 | 2.1 | |
| Equity in losses of non-consolidated affiliates | (0.6) | 0.3 | | (0.5) | 0.1 | |
| Income tax expense | 4.6 | 4.7 | | 8.6 | 3.1 | |
| Interest expense and finance charges, net | 15.5 | 17.0 | | 32.1 | 32.4 | |
| Loss on redemption of notes | - | - | | - | 33.3 | |
| Other, net | (6.6) | (0.0) | | (9.2) | (15.5) | |
| Operating profit (loss) | 26.4 | 24.1 | | 34.8 | 32.6 | |
| *margin* | *6.8%* | *7.1%* | | *4.7%* | *5.0%* | |
| Additional adjustments to reconcile to Adjusted EBITDA: | | | | | | |
| Depreciation and amortization | 10.8 | 11.4 | | 21.7 | 22.7 | |
| Stock-based compensation | 5.5 | 5.5 | | 10.5 | 10.2 | |
| Acquisition deal costs | - | 0.9 | | - | 1.5 | |
| Deferred acquisition consideration adjustments | 4.3 | (0.3) | | 15.7 | 6.0 | |
| Distributions from non-consolidated affiliates ** | 0.1 | - | | 0.1 | - | |
| Other items, net *** | (0.1) | 0.3 | | 0.0 | 1.7 | |
| **Adjusted EBITDA *** | **$ 47.0** | **$ 41.9** | **12.2%** | **$ 82.8** | **$ 74.7** | **10.8%** |
| *margin* | *12.0%* | *12.4%* | | *11.3%* | *11.6%* | |

- **Margins in Q2 negatively impacted by 70 basis points from higher pass-through revenue; margins up modestly excluding higher pass-through revenue**

* Adjusted EBITDA is a non-GAAP measure. See appendix for the definition.
** Distributions from non-consolidated affiliates includes (i) cash received for profit distributions from non-consolidated affiliates, and (ii) consideration from the sale of ownership interests in non-consolidated affiliates less contributions to date plus undistributed earnings (losses).
*** Other items, net includes legal fees and related expenses, net of insurance proceeds, relating to the SEC investigation and related class action litigation claims. See appendix for reconciliation of amounts.
(1) Revised due to the correction of prior period financial statements relating to the Company's deferred tax liability and income tax expense. This correction has no impact on Adjusted EBITDA.
Note: Actuals may not foot due to rounding.

9

10 SUMMARY OF CASH FLOW Note: Actuals may not foot due to rounding (US$ in millions) 2017 2016 Net cash provided by (used in) operating activities $23.7 ($110.2) Net cash used in investing activities ($22.9) ($16.8) Net cash (used in) provided by financing activities ($7.3) $81.4 Effect of exchange rate changes on cash and cash equivalents ($1.1) $0.2 Net decrease in cash and cash equivalents ($7.6) ($45.4) Six Months Ended June 30,

11 2017 FINANCIAL OUTLOOK Organic Revenue Adjusted EBITDA Margin approximately 4% growth approximately 100 basis points increase Prior Guidance Note: The Company has excluded a quantitative reconciliation with respect to the Company’s 2017 guidance under the “unreasona ble efforts” exception in item 10(e)(1)( i )(B) of Regulation S - K. Note: See appendix for definitions of non - GAAP measures » On track with to achieve full year 2017 profit targets approximately 7% growth approximately 60 basis points increase Revised Guidance

12 APPENDIX

# REVENUE TRENDING SCHEDULE

(US$ in thousands, except percentages)

| | 2015 | | | | | 2016 | | | | | 2017 | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | Q1 | Q2 | Q3 | Q4 | FY | Q1 | Q2 | Q3 | Q4 | FY | Q1 | Q2 | YTD |
| Revenue | | | | | | | | | | | | | |
| United States | $252,018 | $271,375 | $270,512 | $291,147 | $1,085,051 | $252,199 | $272,992 | $274,506 | $304,016 | $1,103,712 | $274,682 | $304,463 | $579,145 |
| Canada | 29,826 | 35,433 | 29,560 | 34,221 | 129,039 | 28,406 | 33,614 | 30,233 | 31,848 | 124,101 | 26,470 | 30,583 | 57,053 |
| *North America* | 281,843 | 306,807 | 300,072 | 325,368 | 1,214,090 | 280,605 | 306,606 | 304,739 | 335,864 | 1,227,813 | 301,152 | 335,046 | 636,198 |
| Other | 20,379 | 29,799 | 28,345 | 33,645 | 112,168 | 28,437 | 30,442 | 44,515 | 54,578 | 157,972 | 43,548 | 55,487 | 99,035 |
| **Total** | **$302,222** | **$336,606** | **$328,417** | **$359,013** | **$1,326,258** | **$309,042** | **$337,048** | **$349,254** | **$390,442** | **$1,385,785** | **$344,700** | **$390,533** | **$735,233** |
| % of Revenue | | | | | | | | | | | | | |
| United States | 83.4% | 80.6% | 82.4% | 81.1% | 81.8% | 81.6% | 81.0% | 78.6% | 77.9% | 79.6% | 79.7% | 78.0% | 78.8% |
| Canada | 9.9% | 10.5% | 9.0% | 9.5% | 9.7% | 9.2% | 10.0% | 8.7% | 8.2% | 9.0% | 7.7% | 7.8% | 7.8% |
| *North America* | 93.3% | 91.1% | 91.4% | 90.6% | 91.5% | 90.8% | 91.0% | 87.3% | 86.0% | 88.6% | 87.4% | 85.8% | 86.5% |
| Other | 6.7% | 8.9% | 8.6% | 9.4% | 8.5% | 9.2% | 9.0% | 12.7% | 14.0% | 11.4% | 12.6% | 14.2% | 13.4% |
| **Total** | **100.0%** | **100.0%** | **100.0%** | **100.0%** | **100.0%** | **100.0%** | **100.0%** | **100.0%** | **100.0%** | **100.0%** | **100.0%** | **100.0%** | **100.0%** |
| Total Growth % | | | | | | | | | | | | | |
| United States | 10.1% | 11.6% | 8.6% | 6.9% | 9.2% | 0.1% | 0.6% | 1.5% | 4.4% | 1.7% | 8.9% | 11.5% | 10.3% |
| Canada | (3.5%) | (9.2%) | (22.3%) | (19.3%) | (14.2%) | (4.8%) | (5.1%) | 2.3% | (6.9%) | (3.8%) | (6.8%) | (9.0%) | (8.0%) |
| *North America* | 8.5% | 8.7% | 4.5% | 3.4% | 6.1% | (0.4%) | (0.1%) | 1.6% | 3.2% | 1.1% | 7.3% | 9.3% | 8.3% |
| Other | 34.9% | 73.3% | 27.6% | 33.9% | 40.8% | 39.5% | 2.2% | 57.0% | 62.2% | 40.8% | 53.1% | 82.3% | 68.2% |
| **Total** | **10.0%** | **12.4%** | **6.1%** | **5.6%** | **8.4%** | **2.3%** | **0.1%** | **6.3%** | **8.8%** | **4.5%** | **11.5%** | **15.9%** | **13.8%** |
| Organic Revenue Growth (Decline) % | | | | | | | | | | | | | |
| United States | 6.9% | 6.6% | 6.1% | 5.9% | 6.4% | (1.2%) | (0.1%) | 1.0% | 4.3% | 1.1% | 8.9% | 11.5% | 10.3% |
| Canada | 3.2% | 2.1% | (5.5%) | (4.3%) | (1.4%) | 4.5% | (0.6%) | 2.0% | (6.0%) | (0.2%) | (7.6%) | (2.5%) | (4.8%) |
| *North America* | 6.5% | 6.0% | 4.6% | 4.5% | 5.4% | (0.6%) | (0.1%) | 1.1% | 3.2% | 1.0% | 7.2% | 10.0% | 8.7% |
| Other | 23.7% | 45.5% | 20.0% | 39.9% | 31.9% | 41.4% | 4.7% | 19.1% | 9.5% | 16.5% | (11.1%) | 28.5% | 9.4% |
| **Total** | **7.4%** | **8.3%** | **5.7%** | **7.2%** | **7.1%** | **2.2%** | **0.3%** | **2.7%** | **3.8%** | **2.3%** | **5.6%** | **11.7%** | **8.7%** |
| Growth % from Foreign Exchange | | | | | | | | | | | | | |
| United States | (0.0%) | (0.0%) | (0.0%) | 0.0% | (0.0%) | 0.0% | 0.0% | 0.0% | (0.0%) | (0.0%) | (0.0%) | (0.0%) | (0.0%) |
| Canada | (11.2%) | (11.3%) | (16.8%) | (15.0%) | (13.7%) | (9.3%) | (4.6%) | 0.3% | 0.5% | (3.2%) | 3.2% | (4.6%) | (1.0%) |
| *North America* | (1.3%) | (1.6%) | (2.2%) | (2.0%) | (1.8%) | (1.0%) | (0.5%) | 0.0% | 0.1% | (0.3%) | 0.3% | (0.5%) | (0.1%) |
| Other | (12.5%) | (16.5%) | (11.7%) | (7.6%) | (12.1%) | (4.3%) | (3.0%) | (7.4%) | (13.4%) | (7.5%) | (9.9%) | (11.7%) | (10.8%) |
| **Total** | **(2.0%)** | **(2.4%)** | **(2.9%)** | **(2.4%)** | **(2.5%)** | **(1.2%)** | **(0.7%)** | **(0.6%)** | **(1.2%)** | **(0.9%)** | **(0.6%)** | **(1.5%)** | **(1.1%)** |
| Growth % from Acquisitions (Dispositions), net | | | | | | | | | | | | | |
| United States | 3.2% | 5.0% | 2.5% | 1.0% | 2.8% | 1.3% | 0.7% | 0.4% | 0.2% | 0.6% | 0.0% | 0.0% | 0.0% |
| Canada | 4.5% | 0.0% | 0.0% | 0.0% | 0.9% | 0.0% | 0.0% | 0.0% | (1.5%) | (0.4%) | (2.4%) | 2.0% | (2.2%) |
| *North America* | 3.4% | 4.3% | 2.1% | 0.8% | 2.6% | 1.2% | 0.6% | 0.4% | 0.0% | 0.5% | (0.2%) | (0.2%) | (0.2%) |
| Other | 23.8% | 44.2% | 19.3% | 1.6% | 21.0% | 2.4% | 0.5% | 45.3% | 66.1% | 31.9% | 74.1% | 65.5% | 69.6% |
| **Total** | **4.5%** | **6.6%** | **3.4%** | **0.9%** | **3.8%** | **1.3%** | **0.6%** | **4.3%** | **6.2%** | **3.2%** | **6.6%** | **5.7%** | **6.1%** |

Note: See appendix for definitions of non-GAAP measures
Note: Actuals may not foot due to rounding

13

14 ADJUSTED EBITDA TRENDING SCHEDULE 1 Adjusted EBITDA is a non - GAAP measure. See appendix for the definition. Note: Results for 2016 have been recast to reflect the reclassification of one of our CRM businesses from the Reportable Segm ent to All Other effective January 1, 2017. Note: Actuals may not foot due to rounding. (US$ in thousands, except percentages) Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 YTD TOTAL Revenue $302,222 $336,606 $328,415 $359,013 $1,326,256 $309,042 $337,047 $349,254 $390,442 $1,385,785 $344,700 $390,532 $735,232 Operating profit (loss) 5,195 44,482 23,618 (1,185) 72,110 8,548 24,067 (10,751) 26,567 48,431 8,399 26,381 34,780 Depreciation and amortization 12,300 14,007 13,086 12,830 52,223 11,220 11,436 11,412 12,378 46,446 10,898 10,766 21,664 Goodwill impairment - - - - - - - 29,631 18,893 48,524 - - - Stock-based compensation 4,445 5,314 3,266 4,771 17,796 4,685 5,530 5,228 5,560 21,003 4,950 5,540 10,490 Acquisition deal costs 874 842 728 469 2,912 553 907 806 374 2,640 - - - Deferred acquisition consideration adjustments 2,248 (12,741) 4,927 41,913 36,347 6,327 (299) 11,152 (9,211) 7,969 11,431 4,306 15,737 Distributions from non-consolidated affiliates 342 288 97 7,224 7,951 - - 1,247 802 2,049 - 105 105 Other items, net 5,762 (4,718) 7,751 (468) 8,327 1,486 252 (2,463) 371 (354) 135 (100) 35 Adjusted EBITDA (1) $31,166 $47,474 $53,473 $65,554 $197,666 $32,819 $41,893 $46,262 $55,734 $176,708 $35,813 $46,998 $82,811 2015 2016 2017

# RECONCILIATIONS

(US$ in millions)

| | 2015 | | | | | 2016 | | | | | 2017 | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | Q1 | Q2 | Q3 | Q4 | FY | Q1 | Q2 | Q3 | Q4 | FY | Q1 | Q2 | YTD |
| **Non-GAAP acquisitions (dispositions), net** | | | | | | | | | | | | | |
| GAAP revenue from prior year acquisitions * | n/a | n/a | n/a | n/a | n/a | $ 6,556 | $ 2,817 | $ 17,083 | $ 24,657 | $ 51,113 | $ 18,552 | $ 24,983 | $ 43,535 |
| Foreign exchange impact | n/a | n/a | n/a | n/a | n/a | 39 | 7 | 113 | 1,343 | 1,502 | 1,046 | 1,341 | 2,387 |
| Contribution to organic revenue (growth) decline ** | n/a | n/a | n/a | n/a | n/a | (2,783) | (896) | (3,142) | (3,300) | (10,121) | 1,470 | (6,399) | (4,929) |
| Prior year revenue from dispositions *** | n/a | n/a | n/a | n/a | n/a | - | - | - | (499) | (499) | (691) | (660) | (1,351) |
| Non-GAAP acquisitions (dispositions), net | n/a | n/a | n/a | n/a | n/a | $ 3,812 | $ 1,928 | $ 14,054 | $ 22,201 | $ 41,995 | $ 20,377 | $ 19,265 | $ 39,642 |
| **Other items, net** | | | | | | | | | | | | | |
| SEC investigation and class action litigation expenses | $ 5,762 | $ 3,882 | $ 2,722 | $ 1,340 | $ 13,706 | $ 1,486 | $ 1,359 | $ 767 | $ 454 | $ 4,066 | $ 339 | $ 382 | $ 721 |
| SEC final settlement payment | - | - | - | - | - | - | - | - | 1,500 | 1,500 | - | - | - |
| D&O insurance proceeds | - | - | - | (1,000) | (1,000) | - | (1,107) | (3,230) | (1,583) | (5,920) | (204) | (482) | (686) |
| CEO repayment for certain perquisites and expenses | - | (8,600) | (1,877) | (808) | (11,285) | - | - | - | - | - | - | - | - |
| CEO and CAO termination related expenses | - | - | 6,906 | - | 6,906 | - | - | - | - | - | - | - | - |
| Total other items, net | $ 5,762 | $ (4,718) | $ 7,751 | $ (468) | $ 8,327 | $ 1,486 | $ 252 | $ (2,463) | $ 371 | $ (354) | $ 135 | $ (100) | $ 35 |
| **Cash interest, net & other** | | | | | | | | | | | | | |
| Cash interest paid | $ (367) | $ (25,401) | $ (590) | $ (26,308) | $ (52,666) | $ (25,703) | $ (1,212) | $ (1,063) | $ (36,692) | $ (64,670) | $ (999) | $ (1,317) | $ (2,316) |
| Bond interest accrual adjustment | (12,403) | 12,403 | (12,403) | 12,403 | - | 11,995 | (15,680) | (14,625) | 20,800 | 2,490 | (14,625) | (14,625) | (29,250) |
| Adjusted cash interest paid | (12,770) | (12,998) | (12,993) | (13,905) | (52,666) | (13,708) | (16,892) | (15,688) | (15,892) | (62,180) | (15,624) | (15,942) | (31,566) |
| Interest income | 119 | 105 | 114 | 129 | 467 | 178 | 203 | 218 | 209 | 808 | 227 | 178 | 405 |
| Other | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Total cash interest, net & other | $ (12,651) | $ (12,893) | $ (12,879) | $ (13,776) | $ (52,199) | $ (13,530) | $ (16,689) | $ (15,470) | $ (15,683) | $ (61,372) | $ (15,397) | $ (15,764) | $ (31,161) |
| **Capital expenditures, net** | | | | | | | | | | | | | |
| Capital expenditures | $ (5,656) | $ (3,848) | $ (8,161) | $ (5,910) | $ (23,575) | $ (5,539) | $ (7,909) | $ (6,275) | $ (9,709) | $ (29,432) | $ (9,413) | $ (11,743) | $ (21,156) |
| Landlord reimbursements | 356 | 36 | 1,259 | 806 | 2,456 | - | 871 | 248 | 3,651 | 4,770 | 75 | 3,146 | 3,221 |
| Total capital expenditures, net | $ (5,300) | $ (3,812) | $ (6,902) | $ (5,105) | $ (21,119) | $ (5,539) | $ (7,038) | $ (6,027) | $ (6,058) | $ (24,662) | $ (9,338) | $ (8,597) | $ (17,935) |
| **Miscellaneous other disclosures** | | | | | | | | | | | | | |
| Net income attributable to the noncontrolling interests | $ 2,380 | $ 2,841 | $ 2,122 | $ 1,711 | $ 9,054 | $ 859 | $ 1,254 | $ 1,059 | $ 2,046 | $ 5,218 | $ 883 | $ 2,214 | $ 3,097 |
| Cash taxes | $ 540 | $ 175 | $ 685 | $ 487 | $ 1,887 | $ 143 | $ 664 | $ 1,991 | $ 97 | $ 2,895 | $ 1,293 | $ 2,130 | $ 3,423 |
| Acquisition deal costs | $ 874 | $ 842 | $ 728 | $ 469 | $ 2,913 | $ 553 | $ 907 | $ 806 | $ 374 | $ 2,640 | $ 234 | $ 242 | $ 476 |

* GAAP revenue from prior year acquisitions for 2017 and 2016 relates to acquisitions which occurred in 2016 and 2015, respectively.

** Contributions to organic revenue growth (decline) represents the change in revenue, measured on a constant currency basis, relative to the comparable pre-acquisition period for acquired businesses that is included in the Company's organic revenue growth (decline) calculation

*** Prior year revenue from dispositions reflects the incremental impact on revenue for the comparable period after the Company's disposition of such disposed business, plus revenue from each business disposed of by the Company in the previous year through the twelve month anniversary of the disposition.

Note: Actuals may not foot due to rounding

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16 AVAILABLE LIQUIDITY 1 1 Subject to available borrowings under the Credit Facility. Note: Actuals may not foot due to rounding (US$ in millions) June 30, 2017 December 31, 2016 Commitment Under Facility $325.0 $325.0 Drawn 26.7 54.4 26.7$ Undrawn Letters of Credit 5.0 4.4 Undrawn Commitments Under Facility $293.3 $266.2 Total Cash & Cash Equivalents 20.3 27.9 Liquidity $313.6 $294.1

17 CURRENT CREDIT PICTURE 1 These ratios and measures are not based on generally accepted accounting principles and are not presented as alternatives mea sur es of operating performance or liquidity. Some of these ratios and measures include, among other things, proforma adjustments for acquisitions, one - time charges, and other items, as defined in the Credit Agreement. They are presented here to demonstrate compliance with the covenants in the Credit Agreement, as non - compliance with such covenants could have a material adverse effect on the Company. 2 Covenant EBITDA is a measure that includes pro forma adjustments for acquisitions, one - time charges, and other items, as defined in the Credit Agreement. 3 Total Senior Leverage is a measure that includes borrowings under the Credit Agreement, outstanding letters of credit, less c ash held in depository accounts, as defined in the Credit Agreement 4 Net Debt is a measure that includes borrowings under the Credit Agreement, the Senior Notes, other outstanding debt and lette rs of credit, less cash held in depository accounts, as defined in the Credit Agreement. Net Debt does not include Deferred Acquisition Consideration with the exception of certain fixed components ($9.7 million as of June 30, 2017 and $2.8 million as of December 31, 2016), and it does not include minority interest. 5 Based on borrowings as of June 30, 2017. Excludes capital leases, other outstanding debt and letters of credit, and Deferred Acq uisition Consideration. Note: Actuals may not foot due to rounding Current Debt Maturity Profile (5) $325 million Credit Facility Covenants (1) (US$ in millions) June 30, December 31, 2017 2016 Covenants I. Total Senior Leverage Ratio 0.1 0.3 Maximum per covenant 2.0 2.0 II. Total Leverage Ratio 4.7 5.0 Maximum per covenant 5.5 5.5 III. Fixed Charges Ratio 2.1 2.0 Minimum per covenant 1.0 1.0 IV. Covenant EBITDA (2) $197.1 $190.4 Minimum per covenant $105.0 $105.0 Debt Calculation Total Senior Leverage, net (3) $23.5 $53.7 Net Debt (4) $934.0 $956.9 Twelve Months Ended

18 TEMPORAL PUT OBLIGATIONS AND IMPACT ON EBITDA 1 This amount is in addition to ( i ) $45.2 million of opti ons to purchase only exercisable upon termination not within the control of the Company, or death, and (ii) the excess of the in itial redemption value recorded in Redeemable Noncontrolling Interests over the amount the Company would be required to pay to the hol ders should the Company acquire the remaining ownership interests. Note: Actuals may not foot due to rounding Incremental (US$ in millions) Cash Stock Total Income in Period 2017 $3.2 $0.0 $3.2 $2.8 2018 2.8 0.0 2.8 0.9 2019 2.4 0.1 2.5 0.0 2020 3.3 0.1 3.4 0.5 Thereafter 1.9 0.0 1.9 0.0 Total $13.6 $0.2 $13.8(1) $4.2 Effective Multiple 3.3x Estimated Put Impact at June 30, 2017 Payment Consideration

# DEFINITION OF NON-GAAP MEASURES

In addition to its reported results, MDC Partners has included in its earnings release and supplemental management presentation certain financial results that the Securities and Exchange Commission defines as "non-GAAP financial measures." Management believes that such non-GAAP financial measures, when read in conjunction with the Company's reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company's results. Such non-GAAP financial measures include the following:

**Organic Revenue:** Organic Revenue: "Organic revenue growth" and "organic revenue decline" refer to the positive or negative results, respectively, of subtracting both the foreign exchange and acquisition (disposition) components from total revenue growth. The acquisition (disposition) component is calculated by aggregating prior period revenue for any acquired businesses, less the prior period revenue of any businesses that were disposed of during the current period. The organic revenue growth (decline) component reflects the constant currency impact of (a) the change in revenue of the partner firms which the Company has held throughout each of the comparable periods presented, and (b) "non-GAAP acquisitions (dispositions), net". Non-GAAP acquisitions (dispositions), net consists of (i) for acquisitions during the current year, the revenue effect from such acquisition as if the acquisition had been owned during the equivalent period in the prior year and (ii) for acquisitions during the previous year, the revenue effect from such acquisitions as if they had been owned during that entire year (or same period as the current reportable period), taking into account their respective pre-acquisition revenues for the applicable periods, and (iii) for dispositions, the revenue effect from such disposition as if they had been disposed of during the equivalent period in the prior year.

**Net New Business:** Estimate of annualized revenue for new wins less annualized revenue for losses incurred in the period.

**Adjusted EBITDA:** Adjusted EBITDA is a non-GAAP measure that represents operating profit (loss) plus depreciation and amortization, stock-based compensation, deferred acquisition consideration adjustments, distributions from non-consolidated affiliates, and other items. Prior to 2017, Adjusted EBITDA included an additional adjustment for acquisition deal costs. Beginning with 2017, on a prospective basis we no longer include the acquisition deal cost adjustment but we continue to disclose this metric for your reference.

Included in the Company's earnings release and supplemental management presentation are tables reconciling MDC Partners' reported results to arrive at certain of these non-GAAP financial measures. We are unable to reconcile our projected 2017 organic revenue growth to the corresponding GAAP measure because we are unable to predict the 2017 impact of foreign exchange due to the unpredictability of future changes in foreign exchange rates and because we are unable to predict the occurrence or impact of any acquisitions, divestitures or other potential changes. We are unable to reconcile our projected 2017 increase in Adjusted EBITDA margin to the corresponding GAAP measure because the amount and timing of many future charges that impact these measures (such as amortization of future acquired intangible assets, foreign exchange transaction gains or losses, impairment charges, and provision or benefit for income taxes) are variable, uncertain, or out of our control and therefore cannot be reasonably predicted without unreasonable effort, if at all. As a result, we are unable to provide reconciliations of these measures. In addition, we believe such reconciliations could imply a degree of precision that might be confusing or misleading to investors.

Note: A reconciliation of non-GAAP to US GAAP reported results has been provided by the Company in the tables included in the earnings release issued on August 7, 2017.

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MDC Partners Innovation Center 745 Fifth Avenue, Floor 19 New York, NY 10151 646 - 429 - 1800 www.mdc - partners.com